EXHIBIT 99(c)

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of August 20, 2007.

OCM GW HOLDINGS, LLC

By:	OCM Principal Opportunities Fund III, L.P
Its:	Managing Member

By:	OCM Principal Opportunities Fund III GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name:	Adam Pierce
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By:	OCM Principal Opportunities Fund III GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name:	Adam Pierce
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, GP, LLC

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name:	Adam Pierce
Title:	Authorized Signatory

OAK TREE FUND GP I, L.P.

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Adam Pierce

Name:	Adam Pierce
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC
Its:	General Partner

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Vice President and Secretary

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Vice President and Assistant Secretary

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Vice President and Secretary

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC
Its:	Managing Member

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Senior Vice President and Secretary

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Senior Vice President and Secretary

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Vice President and Assistant Secretary

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC
Its:	General Partner

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd Molz

Name:	Todd Molz
Title:	Managing Director and General Counsel

By:	/s/ Richard Ting

Name:	Richard Ting
Title:	Senior Vice President